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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    AMENDMENT NO. 1 TO FORM 8-K ON FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): December 21, 2000

                         COMMISSION FILE NUMBER 1-15943

                 CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
             (Exact Name of Registrant as specified in its Charter)

             DELAWARE                           06-1397316
     (State of Incorporation)         (I.R.S. Employer Identification No.)

             251 BALLARDVALE STREET, WILMINGTON, MASSACHUSETTS 01887
               (Address of Principal Executive Offices) (Zip Code)

                                  978-658-6000
              (Registrant's Telephone Number, Including Area Code)


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This Amendment No. 1 to Form 8-K on Form 8-K/A is being filed to change the item number of the Form 8-K under which this information is filed from Item 9 ("Regulation FD Disclosure") to Item 5 ("Other Events").


                              ITEM 5. OTHER EVENTS

On December 21, the Registrant issued a press release announcing the signing of a definitive agreement to acquire Pathology Associates International Corporation from Science Applications International Corporation (SAIC) for $37 million. A copy of the press release is filed with this Form 8-K as Exhibit 99.1.

EXHIBIT 99.1

Press Release dated December 21, 2000

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Amendment No. 1 to Form 8-K on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

Dated: March 12, 2001

                                  By: /s/ Dennis R. Shaughnessy
                                  --------------------------------------------
                                  Dennis R. Shaughnessy, Sr. Vice President,
                                  Corporate Development, General Counsel
                                  and Secretary